IDS
Life Series
Fund



      Offers six portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.


1998 ANNUAL REPORT
(PROSPECTUS INCLUDED)

(icon of) the planet Saturn

      American Express Financial Advisors

      Managed by IDS Life Insurance Company

 Contents

 Section start title

       1998 annual report

       From the president                                     3
       Equity Portfolio                                       4
       From the portfolio manager                             4
       Ten largest holdings                                   5
       Long-term performance                                  6
       Income Portfolio                                       7
       From the portfolio manager                             7
       Ten largest holdings                                   8
       Long-term performance                                  9
       Money Market Portfolio                                10
       From the portfolio manager                            10
       Managed Portfolio                                     11
       From the portfolio managers                           11
       Ten largest holdings                                  12
       Long-term performance                                 13
       Government Securities Portfolio                       14
       From the portfolio manager                            14
       Long-term performance                                 15
       International Equity Portfolio                        16
       From the portfolio manager                            16
       Ten largest holdings                                  17
       Long-term performance                                 18
       All portfolios                                        19
       Independent auditors' report                          19
       Financial statements                                  20
       Notes to financial statements                         27
       Investments in securities                             41

       1998 prospectus

       The fund in brief                                               3p
       Performance                                                     5p
       Investment policies and risks                                  16p
       How to invest, transfer or redeem shares                       25p
       Distributions and taxes                                        26p
       How the fund is organized                                      27p
       About IDSLife and American Express Financial Corporation       30p

      The purpose of this annual report is to tell investors how the portfolios performed.

      (icon of) open book inside of another.

      The prospectus, which is bound with this annual report, describes the portfolios in detail.

      See page 2 of the prospectus for a detailed table of contents.

      (This annual report is not part of the prospectus.)

 To our policyowners

 Section start title

      From the president

      Diversification and balance continue to be vital elements in a financial strategy. These elements are provided by combining the six investment options of IDS Life Series Fund with life insurance protection.

      You can allocate your policy's value among these portfolios. However, it should be noted that the six investment options may not be available under all policies. For example, the International Equity Portfolio is available only to purchasers of Flexible Premium Variable Life Insurance (Variable Universal Life and Variable Second-to-Die) policies. In their comments on the following pages, the funds' portfolio managers review the past fiscal year, which ran from May 1997 through April 1998.


      Sincerely,




      Richard W. Kling
     (picture of) Richard W. Kling
      Richard W. Kling
      President
      IDS Life Series Fund, Inc.



      (This annual report is not part of the prospectus.)

      Equity Portfolio

      From the portfolio manager

      A periodically powerful stock market and a well-positioned portfolio combined for an exceptional gain by Equity Portfolio during the past fiscal year. For the May 1997 through April 1998 period, the total return came to 49.5%. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.) Given that large-capitalization stocks have generally led the market in recent years, the performance of the portfolio, which is concentrated in small- and mid-cap stocks, was particularly gratifying.

      The portfolio was restructured when I assumed management responsibility in the spring of 1997. The number of stocks owned was cut dramatically, from almost 200 to about 130. This reduction, along with a lowering of cash reserves, means the portfolio will be more concentrated and potentially volatile. Therefore, stocks that perform well will have a greater positive impact on performance, and vice-versa.

      The latter point was especially evident last October, when the market and the portfolio dropped sharply. On the other hand, the portfolio responded very well during the market's upturns. Over the long run, I think performance will benefit from this more aggressive investment approach.

      For the past fiscal year, the portfolio's highest concentration was in the technology sector, which offered more of the fast-growing companies that I look for. (Each stock, however, is selected individually for its growth potential.) Other major areas of investment were health care and financial services. Those three sectors performed well overall, although the technology holdings were extremely volatile as a result of a financial crisis in Asia. I reduced investments in companies that were particularly vulnerable to that situation, chiefly in the semiconductor and electronics areas.

      Still, the overall exposure to technology stocks remained substantial, which paid off during the final three months of the period, when they rebounded sharply. A variety of industries, however, were represented by the portfolio's biggest winners over the entire 12 months. Among the top performers were People Soft, Tyco International, Gulf South Medical, Cisco Systems, Dollar General, Watson Pharmaceutical and Outdoor Systems, each of which was up more than 100%.

      Looking to the new fiscal year, at this point (mid-May) the investment environment remains generally good. The economy is still strong; corporate profits remain reasonably healthy; and inflation has yet to become a problem. In my view, the biggest potential problem is interest rates, which could move higher as the year progresses. But whatever comes to pass, I plan to continue to keep the portfolio fully invested in fast-growing companies that I expect will prove rewarding over the long term.

      Louis Giglio
     (picture of) Louis Giglio
      Louis Giglio
      Portfolio manager

      (This annual report is not part of the prospectus.)

      The Portfolio's ten largest holdings

      Equity Portfolio



                                                Percent             Value
                             (of Portfolio's net assets)  (as of April 30, 1998)

       HBO & Co                                    3.59%         $33,495,000

       Network Associates                          3.24           30,254,669

       Watson Pharmaceuticals                      2.07           19,350,000

       Outdoor Systems                             2.04           19,050,000

       CDW Computer Centers                        1.82           16,975,000

       Viasoft                                     1.68           15,693,750

       Stage Stores                                1.65           15,431,250

       SunGard Data Systems                        1.53           14,250,000

       Sterling Commerce                           1.37           12,768,750

       PeopleSoft                                  1.29           12,090,000

      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.

      (icon of) pie chart

      The ten holdings listed here make up 20.28% of the Portfolio's net assets



      (This annual report is not part of the prospectus.)

 The Portfolio's long-term performance


      Equity Portfolio

                 How your $10,000 has grown in Equity Portfolio

$50,000

                                              S&P 500
$40,000


$30,000


$20,000                                                            $56,656
                                                          Equity Portfolio
                                         Lipper Growth
$10,000                            & Income Fund Index

'88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98

 Average annual total return
 (as of April 30, 1998)
                          1 year           5 years        10 years
                         +49.52%           +23.55%         +18.94%

      On the chart above you can see how the portfolio's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth & Income Fund Index.

      Standard & Poor's Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.

      Lipper Growth & Income Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to this fund, although some funds in the index may have somewhat different investment policies or objectives.

      Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.




      (This annual report is not part of the prospectus.)

 To our policyowners

      Income Portfolio

      From the portfolio manager

      A favorable environment for bonds prevailed for much of the past fiscal year, fostering higher prices in most sectors of the market. For policy owners, the result was a total return of 10.0% for the period -- May 1997 through April 1998. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

      The bond market got off to a good start in the spring of 1997. Although data showed that the economy was continuing to expand, the growth was not being accompanied by an increase in the inflation rate. Consequently, long-term interest rates began declining, a trend that continued through July. (Because falling rates boost bond prices, the portfolio experienced healthy appreciation along the way.)

      The rally stalled out in August, as inflation fear resurfaced and long-term interest rates rose a bit. But more tame inflation news, as well as heavy buying of U.S. Treasury bonds by investors concerned about a crisis in Asian markets, led to a rebound over the final three months of last year. From that point, the bond market could do little more than tread water through April, as investors continued to weigh the factors of the Asian situation and the outlook for economic growth and inflation here at home.

      As for this portfolio, it remained invested in three main bond sectors: bonds issued by U.S. corporations, mortgage-backed bonds issued by federal government agencies such as Fannie Mae and Ginnie Mae, and bonds issued by the U.S. Treasury. Because of their price-sensitivity to changes in interest rates, the Treasury bond holdings provided the best overall performance over the 12 months.

      I did change the portfolio mix somewhat during the year. Early in the period, I kept a relatively high level of cash reserves (about 10%), a reflection of my concern that inflation might heat up. As the period progressed and the inflation data remained unthreatening, I brought that down to as low as 1%. Much of that money went into U.S. corporate bonds, a move that proved to be beneficial given that "corporates" provided a far better return than cash. In addition, I lengthened the portfolio's duration, a strategy that increases the portfolio's price-sensitivity to changes in interest rates. That, too, worked in the portfolio's favor.

      In light of the economy's ongoing strength, I think the upward pressure on inflation and, thus, interest rates is likely to increase in the months ahead. Therefore, I may well take a less-aggressive investment approach, which would include a shorter duration to temper the negative effect of a possible upturn in interest rates.

      Lorraine R. Hart
     (picture of) Lorraine R. Hart
      Lorraine R. Hart
      Portfolio manager



      (This annual report is not part of the prospectus.)


 The Portfolio's ten largest holdings

      Income Portfolio
                                                                       Percent                                  Value
                                                   (of Portfolio's net assets)                       (as of April 30, 1998)

       California Infrastructure-Southern California Edison            1.21%                               $1,005,270
       6.14% 2002

       California Infrastructure-Pacific Gas & Electric                1.21                                 1,004,390
       6.15% 2002

       Morgan Stanley Capital                                           .92                                   761,034
       6.59% 2028

       Delphes  2                                                       .74                                   615,374
       7.75% 2009

       Hubco Capital                                                    .67                                   551,071
       8.98% 2027

       Kroger                                                           .66                                   544,375
       8.15% 2006

       Gulf Canada Resources                                            .66                                   543,125
       9.625% 2005

       Comcast                                                          .65                                   534,375
       9.125% 2006

       Oryx Energy                                                      .65                                   534,260
       8.125% 2005

       SAFECO Capital                                                   .63                                   524,740
       8.07% 2037

      Excludes U.S. Treasury and government agency holdings.

      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.

      (icon of) pie chart

      The ten holdings listed here make up 8.00% of the Portfolio's net assets

      (This annual report is not part of the prospectus.)

 The Portfolio's long-term performance


      Income Portfolio

                 How your $10,000 has grown in Income Portfolio



$20,000
                                                            $23,863
                                                            Income
                                                            Portfolio
                           Lehman Aggregate
$10,000                          Bond Index

'88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98

Average annual total return
(as of April 30, 1998)
                          1 year           5 years        10 years
                          +9.97%            +7.33%          +9.09%


      On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Lehman Aggregate Bond Index.

      The Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Income Portfolio.

      Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.




      (This annual report is not part of the prospectus.)

 To our policyowners

      Money Market Portfolio

      From the portfolio manager

      Short-term interest rates were little changed during the past fiscal year (May 1997 through April 1998), resulting in a 12-month total return on the portfolio of 5.2% (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.) The net asset value remained at $1 per share during the period. (An investment in the portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.)

      The economy continued to grow at a healthy pace during the 12 months, while the unemployment rate continued to fall. Historically, such conditions have led to an increase in the rate of inflation and, consequently, higher interest rates. However, as has been the case in recent years, inflation remained quite tame and, in fact, even declined slightly over the period.

      With virtually no indication of imminently higher inflation, the Federal Reserve Board, or Fed, decided not to raise short-term interest rates during the period. Therefore, aside from two brief rises on their own -- last summer and this past January -- the yields on the short-term securities this portfolio invests in stayed basically the same.

      Because I expected interest rates to rise, I kept the average maturity of the portfolio in a short to neutral range for the 12 months. (This strategy is based on the fact that the longer the portfolio's average maturity, the longer it takes the portfolio to respond to a change in interest rates. Therefore, when rates rise, a shorter maturity allows me to more quickly add new, higher-yielding investments, which increase the income paid to shareholders.) The yields on longer maturity securities were only slightly above that of short-maturity issues, so I decided it wasn't prudent to substantially lengthen the portfolio's maturity.

      As the new fiscal year begins, the inflation data have yet to show signs of a pick-up. However, I think the ongoing strength of the economy and upward pressure on wages are likely to result in moderately higher interest rates before the year is out. Should that occur, I will add some newly issued, higher-yielding securities, which would result in a somewhat higher yield for the portfolio.

      Terry Fettig
     (picture of) Terry Fettig
      Terry Fettig
      Portfolio manager


      (This annual report is not part of the prospectus.)

 To our policyowners

      Managed Portfolio

      From the portfolio managers

      The past 12 months was a positive period overall for U.S. stocks and bonds, as they benefited from tame inflation, low long-term interest rates, solid economic growth and generally good corporate profits. The portfolio's performance reflected those favorable factors, generating a total return of 26.7% in its fiscal year -- May 1997 through April 1998. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

      The portfolio got off to a strong start, recording a double-digit gain over the first three months. But the environment became more difficult from that point, as a rise in long-term interest rates in the U.S. last August and a financial crisis in Asia last fall forced the portfolio to give back some of its gain.

      The so-called "Asian flu" lingered through January, keeping a lid on the U.S stock and bond markets. By then, though, new data had trickled in indicating that the economy was still growing without a pick-up inflation. The good news lit a fire under stocks that continued through March, allowing the portfolio to finish the period with a flourish.

      Among the portfolio's stock holdings, those in the technology, health care, financial services, telecommunications, retailing, leisure/entertainment, food and auto sectors took turns making positive contributions. For the most part, we stressed stocks of larger companies with "earnings predictability" -- that is, those best able to produce consistent profits despite potential problems resulting from the Asian situation and a possible slow-down in the U.S. economy.

      On the bond side, we held a combination of U.S. Treasury and corporate issues, with the majority of the latter carrying high credit-quality ratings. Because we were cautious about the prospects for both stocks and bonds as the period began, we had a high level of cash reserves in the portfolio. But, as the investment environment remained favorable, we gradually reduced the cash level and put more money to work in stocks. By last fall, we had built up the stock portion to about 65% of assets, with about 29% in bonds and 6% in cash, a mix that we basically maintained through period-end.

      As we begin a new fiscal year, we think it's likely that the U.S. markets will remain volatile. On the other hand, the investment fundamentals that have powered the markets in recent years -- low inflation, low long-term interest rates and solid economic growth -- are in place. Given that, we expect to stick to a somewhat conservative strategy, which should allow the portfolio to participate in potential market upturns while providing some cushion in the event of a decline.

      Betty J. Tebault
     (picture of) Betty J. Tebault
      Betty J. Tebault
      Portfolio manager

      Scott Schroepfer
     (picture of) Scott Schroepfer
      Scott Schroepfer
      Portfolio manager

     (This annual report is not part of the prospectus.)

 The Portfolio's ten largest holdings

      Managed Portfolio
                                                                       Percent                                  Value
                                                   (of Portfolio's net assets)                       (as of April 30, 1998)

       Tyco Intl                                                       2.28%                              $13,216,250

       USA Waste Services                                              1.48                                 8,585,937

       Tenet Healthcare                                                1.35                                 7,861,875

       Emerson Electric                                                1.26                                 7,316,875

       Thermo Electron                                                 1.20                                 6,967,187

       Travelers Group                                                 1.18                                 6,822,406

       AccuStaff                                                       1.17                                 6,816,250

       Service Corp Intl                                               1.14                                 6,600,000

       Telecomunicacoes Brasileiras-Telebras ADR                       1.12                                 6,516,969

       CVS                                                             1.08                                 6,268,750

      Excludes U.S. Treasury and government agency holdings.

      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.

      (icon of) pie chart

      The ten holdings listed here make up 13.26% of the Portfolio's net assets

      (This annual report is not part of the prospectus.)


 The Portfolio's long-term performance

      Managed Portfolio

                How your $10,000 has grown in Managed Portfolio

$50,000                                                   S&P 500


$40,000


$30,000


$20,000                                                          $45,841
                                                                 Managed
                                                                 Portfolio
$10,000                        Lipper Balanced
                               Fund Index

'88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98

 Average annual total return
 (as of April 30, 1998)
                          1 year           5 years        10 years
                         +26.70%           +15.80%         +16.45%


      On the chart above you can see how the portfolio's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Balanced Fund Index.

      Standard & Poor's Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.

      Lipper Balanced Fund Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to the fund, although some funds in the index may have somewhat different investment policies or objectives.

      Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.






      (This annual report is not part of the prospectus.)

 To our policyowners

      Government Securities Portfolio

      From the portfolio manager

      An overall decline in interest rates made for a favorable environment for bonds during the past 12 months. As a result, the portfolio generated a total return of 10.1% for policy owners during the fiscal year -- May 1997 through April 1998. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

      Interest rates began declining around the start of the fiscal year, as ongoing reports of low consumer and producer prices eased investors' fears of a potential run-up in the inflation rate. Naturally, this was good news for the portfolio, whose bond holdings appreciated in value. (Bond prices move in the opposite direction of interest rates).

      The positive interest-rate trend continued through the end of 1997. From that point, though, reports of stronger-than-expected economic growth re-ignited concern of higher inflation. Although subsequent data again confirmed that inflation had yet to pick up, interest rates fluctuated moderately through April, keeping bond prices pretty much in a holding pattern during that time.

      The biggest beneficiaries of the overall rate decline were the portfolio's investments in U.S. Treasury bonds, whose prices react most strongly to interest-rate changes. I kept between 42% and 63% of assets in "Treasurys." The rest was invested in mortgage-backed bonds issued by the federal government, which provided more interest income than Treasurys but did not enjoy as much price appreciation when interest rates were falling.

      As the fiscal year progressed, I reduced the Treasury investments somewhat and moved more money into mortgage-backed bonds. The strategy was based on my expectation that interest rates would rise somewhat and my desire to preserve policy owners' capital should that happen. In the end, it proved to have little effect on portfolio performance over the period.

      While the environment for bonds remains relatively good at this time (mid-May), I think it's unlikely that we'll see a continuation of the interest-rate decline we enjoyed in the past fiscal year. In fact, I think rates have a better chance of rising than falling in the months ahead. Therefore, for the near-term at least, I expect to maintain a slightly conservative investment approach, focusing more on interest income than on potential price appreciation from the portfolio's bond holdings.

      Colin Lundgren
     (picture of) Colin Lundgren
      Colin Lundgren
      Portfolio manager

      (This annual report is not part of the prospectus.)

 The Portfolio's long-term performance

      Government Securities Portfolio

         How your $10,000 has grown in Government Securities Portfolio



$20,000
                                                                        $22,263
                                                                     Government
                                                           Securities Portfolio
                               Merrill Lynch 1-3 yr.
$10,000                        Government Index

'88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98

 Average annual total return
 (as of April 30, 1998)
                          1 year           5 years        10 years
                         +10.11%            +5.85%          +8.33%

      On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Merrill Lynch 1-3 year Government Index.

      Merrill Lynch 1-3 year Government Index is an unmanaged list of all treasury and agency securities. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

      Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.


      (This annual report is not part of the prospectus.)

 To our policyowners

      International Equity Portfolio

      From the portfolio manager

      Largely healthy global stock markets, particularly in Europe, helped the portfolio record a substantial gain during the past fiscal year. For the 12 months -- May 1997 through April 1998 -- policy owners realized a total return of 28.4%. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

      Thanks to generally good economic growth and declining interest rates throughout much of the world, stock markets as a whole rallied strongly last summer. The next several months, though, proved to be a struggle, as a financial crisis in Asia led to downturns in many markets through the fall and winter.

      By early spring, much of the global gloom had lifted, reflecting the still-favorable investment environment in most major markets. Stocks in the U.S. and Europe responded by surging through the end of the period, more than making up for the slump during the prior months.

      The portfolio's largest area of investment during the 12 months was Europe, with the primary concentration in the United Kingdom, France, Italy, the Netherlands and Switzerland. I also had a substantial exposure to the U.S. stock market, where I kept up to about a third of the portfolio's assets. I gradually reduced that exposure as the period progressed, moving most of the money into European markets, which were benefiting from corporate restructuring efforts throughout that part of the world. This strategy proved successful as those stocks rallied sharply during the final months of the fiscal year.

      I maintained few investments in Asian markets, including Japan. This, too, worked in the portfolio's favor as those markets bore the brunt of the global downturn last fall and winter.

      In the new fiscal year that began in May, I have maintained the emphasis on Europe and the U.S., which continue to enjoy generally positive investment environments. That notwithstanding, while opportunities for gain still exist, I think it's unlikely that these markets will repeat their stellar performances of the past 12 months. Therefore, I continue to hold an above-average level of cash reserves in the portfolio, which provide the flexibility to add attractively priced stocks of solid companies should the markets make a meaningful retreat at some point.

      John O'Brien
     (picture of) John O'Brien
      John O'Brien
      Portfolio manager


      (This annual report is not part of the prospectus.)


 The Portfolio's ten largest holdings

      International Equity Portfolio

                                                                       Percent                                  Value
                                                   (of Portfolio's net assets)                       (as of April 30, 1998)

       United Kingdom Treasury (United Kingdom)                        5.80%                              $12,611,378

       7.00% 2002
       Banque Natl de Paris (France)                                   3.83                                 8,337,711

       Rhone-Poulenc Cl A (France)                                     3.78                                 8,218,317

       ING Groep (Netherlands)                                         3.56                                 7,745,669

       Bayerische Vereinsbank (Germany)                                3.18                                 6,908,222

       Credito Italiano (Italy)                                        3.17                                 6,907,866

       Novartis (Switzerland)                                          2.89                                 6,292,956

       General Electric (United Kingdom)                               2.78                                 6,048,798

       Schweizer Bankgesellschaft (Switzerland)                        2.76                                 6,001,765

       TOTAL Cl B (France)                                             2.73                                 5,947,430

      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.

      (icon of) pie chart

      The ten holdings listed here make up 34.48% of the Portfolio's net assets

      (This annual report is not part of the prospectus.)

 The Portfolio's long-term performance

      International Equity Portfolio

          How your $10,000 has grown in International Equity Portfolio




                                                            International Equity
                                                            Portfolio $21,395
$20,000




$10,000
                              Goldman Sachs               Goldman Sachs
                              EGMI ex. U.S. with          EGMI ex. U.S.
                              Japanese Modification


Oct-94    Apr-95    Oct-95    Apr-96    Oct-96    Apr-97    Oct-97    Apr-98

 Average annual total return
 (as of April 30, 1998)
                          1 year              Since inception*
                         +28.41%                       +24.02%
*Inception date was Oct. 28, 1994.

      On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Goldman Sachs Extended Global Market Index and also to the Goldman Sachs Extended Global Market Index ex. U.S. with Japanese Modification.

      The Goldman Sachs Extended Global Market Index ex. U.S. consists of market capitalization-weighted combinations of the Financial Times/Standard & Poor's (FT/S&P) Actuaries World Indices and the International Finance Corporation Investable (IFCI) Indices. The FT/S&P Actuaries Indices include 26 primarily developed countries and cover approximately 80% of the equity capitalization within those countries. The IFCI Market Indices consist of an additional 46 primarily emerging market countries and covers between 60% and 70% of the total capitalization in the markets included. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

      The Goldman Sachs Extended Global Market Index ex. U.S. with Japanese Modification is calculated by Goldman, Sachs & Co. and is based on the GS-EGMI World Index excluding U.S. region with Japan included at 50% of its percentage weight. The weight of Japan is reset each week and the weights of the remaining countries are proportionally increased to make up for Japan's reduced weight. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

      Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.


      (This annual report is not part of the prospectus.)

The  financial   statements   contained  in  Post-Effective   Amendment  #21  to
Registration Statement No. 2-97636 filed on or about June 25, 1998, are incorporated herein by reference.

IDS Life Series Fund
IDS Tower 10
Minneapolis, MN 55440-0010


AMERICAN
EXPRESS
Financial
Advisors

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.